Note 11 - Accrued Liabilities (Detail) - Accrued Liabilities (USD $) In Thousands, unless otherwise specified	Jan. 31, 2013	Jan. 31, 2012
Accrued compensation and benefits	$ 6,989	$ 6,284
Accrued professional fees	1,063	1,233
Amounts payable to former shareholders of prior acquisitions		390
Accrued purchase price consideration and other acquisition-related costs	237	792
Other accrued liabilities	4,084	3,716
	$ 12,373	$ 12,415